EATON VANCE SHORT TERM REAL RETURN FUND Supplement to Prospectus dated March 1, 2011

1. The following replaces the introductory paragraph and the Shareholder Fees table under "Fees and Expenses of the Fund" in "Fund Summary":

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 17 of this Prospectus and page 35 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

2. The following replaces the Example table under "Fees and Expenses of the Fund" in "Fund Summary":

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$340	$886	$1,459	$3,015	$340	$886	$1,459	$3,015
Class C shares	$293	$901	$1,633	$3,567	$193	$901	$1,633	$3,567
Class I shares	$92	$600	$1,136	$2,603	$92	$600	$1,136	$2,603

3. The following replaces "Class A Shares" under "Choosing a Share Class." in "Purchasing Shares":

Class A shares are offered at net asset value plus a front-end sales charge of up to 2.25%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $100,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

4. The following replaces the table in "Class A Front End Sales Charge." under "Sales Charges":

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.85%
$1,000,000 or more	0.00**	0.00**	0.75%

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

5. The following replaces "Right of Accumulation." and "Statement of Intention." under "Reducing or Eliminating Class A Sales Charges." in "Sales Charges":

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $100,000 or more. Class A shares of Eaton Vance U.S. Government Money Market Fund cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation. Shares purchased and/ or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

July 1, 2011	5173-7/11	STRRPS1

EATON VANCE SHORT TERM REAL RETURN FUND Supplement to Statement of Additional Information dated March 1, 2011

The following replaces "Statement of Intention." in "Sales Charges":

Statement of Intention. If it is anticipated that $100,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge. Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the financial intermediary and the principal underwriter. If at the time of the recomputation, the financial intermediary for the account has changed, the adjustment will be made only on those shares purchased through the current financial intermediary for the account. If the sales charge rate changes during the 13-month period, all shares purchased or charges assessed after the date of such change will be subject to the then applicable sales charge.

July 1, 2011